THIS SUPPLEMENTAL AGREEMENT is made the 27th day of October 1993.

BETWEEN

(1)     LOWE INTERNATIONAL LIMITED as a borrower (the "Company");

(2) LOWE WORLDWIDE HOLDINGS B.V. AND LOWE & PARTNERS INC. as borrowers (the "Original Subsidiary Borrowers").

(3)     LLOYDS BANK PLC as arranger (the "Arranger");

(4)     LLOYDS BANK PLC as agent (the "Agent");

(5)     THE FINANCIAL INSTITUTIONS named in the First Schedule
        (together the "Banks", each a "Bank"), and

(6)     THE INTERPUBLIC GROUP OF COMPANIES, INC. as guarantor
        (the "Guarantor").

WHEREAS:

(A) This Supplemental Agreement is supplemental to a Multicurrency Revolving Credit Facility Agreement (the "Facility Agreement") dated 17th December 1991 as amended in the Supplemental Agreement dated 17th December 1992 and as amended in the Supplemental Agreement dated 30th June 1993.

(B) The Guarantor entered into a guarantee (the "Guarantee") dated 17th December 1991 as amended in Amendment No. 1 dated 18th December 1992, Amendment No. 2 dated 30 June 1993 and Amendment No. 3 dated 27 October 1993 with Lloyds Bank Plc as agent for the Beneficiaries of the Guarantee, guaranteeing the payment obligations of the Borrowers under the Facility Agreement.

(C) The parties hereto have agreed to the amendment of the Facility Agreement to the extent set out in this Supplemental Agreement.

(D)     The Available Facility was reduced from 48,000,000 Pounds
        Sterling to 15,000,000 Pounds Sterling with effect from 27th May 1992.

(E)     Manufacturers Hanover Trust Co. transferred 500,000
        Pounds Sterling to each of the Banks named in the First
        Schedule in accordance with clause 34.3 of the Facility
        Agreement on 28th May 1992.


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NOW IT IS HEREBY AGREED AS FOLLOWS:

1.      Interpretation

1.1 Unless the context otherwise requires and save as mentioned below, words and expression defined in, or to be construed in accordance with, the Facility Agreement shall have the same meaning and construction when used in this Supplemental Agreement.

1.2 In this Supplemental Agreement (unless the context otherwise requires) references to clauses are to clauses of this Supplemental Agreement.

2.      Amendments to the Facility Agreement

2.1 The Facility Agreement shall, with effect from the date of this Supplemental Agreement be amended as follows:-

   (a) in Clause 1.1 by adding the following at the end of the definition of "Debt", immediately following the words
        "but excludes Debt owing to another member of the Group" and before the semicolon:

             "and obligations arising in connection with securities repurchase transactions."

   (b) in Clause 21.2(v) by inserting the word "Debt" immediately prior to the words "obligation" and "obligations" each time such words appear.

3.      Counterparts

   This Supplemental Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which, when executed and delivered, shall constitute one and the same instrument.

4.      Law

   This Supplemental Agreement shall be governed by and construed and interpreted in accordance with the Laws of England.



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I N  W I T N E S S whereof this Supplemental Agreement has been duly executed by

the parties hereto the day and year first above written.

                        THE FIRST SCHEDULE


                             The Banks

                 Dresdner Bank Aktiengesellschaft, London Branch

                 The Fuji Bank Limited, London Branch

                 Lloyds Bank Plc

                 Midland Bank Plc

                 Union Bank of Switzerland

The Borrowers


LOWE INTERNATIONAL LIMITED

By:  D. Coleman

LOWE WORLDWIDE HOLDINGS B.V.

By:  F. Bergman

LOWE & PARTNERS, INC.

By:  J. Carmichael

The Guarantor


THE INTERPUBLIC GROUP OF COMPANIES, INC.

By:  A. Forster

The Arranger/Agent


LLOYDS BANK PLC

By:  L. Tinsley


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The Banks


DRESDNER BANK AKTIENGESELLSCHAFT, LONDON BRANCH

By:  D. Stewart & R. Bates

THE FUJI BANK, LIMITED, LONDON BRANCH

By:  G. Holgate

LLOYDS BANK PLC

By:  S. Lawton

MIDLAND BANK PLC

By:  B. Mayer

UNION BANK OF SWITZERLAND

By:  C. Waltenspuel & S. Attwood






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